MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.



FUND LOGO



Annual Report

August 31, 1999




This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.




Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch High Income Municipal Bond Fund, Inc.


DEAR SHAREHOLDER

For the year ended August 31, 1999, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.553 per share income dividends, representing a net annualized yield of 5.40%, based on a month-end per share net asset value of $10.24. During the same period, the Fund's total investment return was -3.16%, based on a change in per share net asset value from $11.46 to $10.24, and assuming reinvestment of $0.616 per share ordinary income dividends and $0.263 per share capital gains distributions.

For the three-month period ended August 31, 1999, the Fund's total investment return was -3.43%, based on a change in per share net asset value from $10.75 to $10.24, and assuming reinvestment of $0.140 per share income dividends.


The Municipal Market Environment
During the three months ended August 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies and inflation concerns put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal
Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.06% by August 31, 1999. During the last three months, yields on long-term US Treasury securities increased approximately 25 basis points (0.25%).

Long-term tax-exempt bond yields also rose during the last three months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher. During the period, yields on long-term tax-exempt revenue bonds rose more than 40 basis points to 5.83%, as measured by the Bond Buyer Revenue Bond Index.

While the tax-exempt market has slightly underperformed its taxable counterpart in recent months, technical conditions are helping to support municipal bond prices. During the last six months, more than $115 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, almost $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of approximately 20% compared to the same three-month period in 1998.

Recently, the supply of new municipal bonds slowed even further. Total issuance in August 1999 of $14 billion was nearly 40% lower than August 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply.

The recent relative underperformance of the municipal bond market has generated very attractive tax-exempt bond yield ratios, similar to those that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%--85% of long-term US Treasury bond yields. Municipal bond yields rose at a faster rate in recent months than US Treasury bond yields, causing the yield ratio to increase. At May 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. At August 31, 1999, long-term uninsured tax-exempt bond yields were approximately 96% of US Treasury bonds. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation readings, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond investors and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


Portfolio Strategy
Credit spreads within the municipal market reverted to their historically narrow levels during the past 12 months since the financial markets have stabilized. Corporate-related tax-exempt debt benefited the most as a rebound in commodity prices and robust economic growth contributed to growing optimism over earnings prospects. The Fund remains heavily weighted in this sector because of the diversification opportunities offered by corporate debt. In addition, the ready availability of adequate and continuous disclosure substantially enhances liquidity within this sector. For these reasons, we expect the debt of corporations as well as of investor-owned utilities to remain a significant portion of the Fund's portfolio for the near term. Issuance in the corporate-backed sector remains thin, mirroring the lack of supply in the overall municipal market and exacerbating an already tight technical situation.

In contrast to the corporate sector, healthcare-related debt has undergone appreciable deterioration in credit fundamentals and market liquidity. The financials of many nonprofit hospitals have weakened in recent quarters as they struggle to cope with rising costs, reduced reimbursement rates because of the Balanced Budget Act and increased competition. We have maintained limited exposure in this sector and, while we remain circumspect given the strained environment, credit spreads have widened out to the point where much of the bad news appears to have been discounted. As a result, we have begun to establish small positions in credits that we believe have been unnecessarily punished by the market and therefore represent good value.

Extending the portfolio's average call protection remained a strategic focus both throughout the Fund's fiscal year and, in particular, the quarter ended August 31, 1999. Municipal securities are typically issued with optional call features giving the issuer the right to redeem outstanding debt prior to maturity. This usually occurs at an inopportune time from the investor's perspective, as interest rates are likely to be lower. In light of this ongoing reinvestment risk, we have maintained a proactively managed call exposure in an effort to reduce the impact on the portfolio's overall income stream and, ultimately, seek to generate a more stable dividend for shareholders over the long term.

Our investment strategy has become more flexible in order to allow for more short-term trading opportunities. As a result, we have placed a greater emphasis on liquidity and, consequently, our focus has shifted toward larger and more widely distributed issues. Smaller issues are typically closely held by a handful of investors. They tend to trade infrequently and are subject to higher transaction costs, making them unsuitable for our current investment style. Our attempt to capitalize on short-term inefficiencies within the tax-exempt high-yield arena will likely generate more turnover than the portfolio has experienced in the past. However, we believe the enhanced degree of liquidity should prove beneficial both in terms of reducing individual credit risk as well as rendering the portfolio more responsive to changes in our investment outlook.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch High Income
Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and Portfolio Manager



September 30, 1999



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch High Income Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
                S&P     Moody's   Face                                                                            Value
State         Ratings   Ratings  Amount                             Issue                                       (Note 1a)
Alabama--1.4%    B-       NR*   $ 1,000    Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                           of America Project), 8% due 4/01/2009                                $  1,070
                 CCC      Ca      5,285    Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding
                                           Bonds (Mobile Energy Services Co. Project), 6.95% due 1/01/2020 (i)     1,830

Arizona--4.9%    B        B2      3,000    Coconino County, Arizona, Pollution Control Corporation
                                           Revenue Refunding Bonds (Tucson Electric Power--Navajo),
                                           AMT, Series A, 7.125% due 10/01/2032                                    3,177
                 NR*      B1      4,600    Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                           (America West Airlines Inc.), AMT, 6.30% due 4/01/2023                  4,434
                 NR*      NR*     1,235    Pima County, Arizona, IDA, Industrial Revenue Bonds
                                           (La Hacienda Project), 9.50% due 12/01/2016                             1,371
                                           Sedona, Arizona, Wastewater Municipal Property Corporation,
                                           Excise Tax Revenue Refunding Bonds (c):
                 AAA      NR*     1,510      5.20%** due 7/01/2021                                                   449
                 AAA      NR*     1,310      5.24%** due 7/01/2023                                                   348

California       AAA      NR*    10,000    Foothill/Eastern Corridor Agency, California, Toll Road Revenue
--4.3%                                     Bonds, Series A, 5.775%** due 1/01/2028 (a)(e)                          1,965
                 NR*      NR*     1,500    Long Beach, California, Redevelopment Agency, M/F Housing
                                           Revenue Bonds (Pacific Court Apartments), AMT, Issue B,
                                           6.80% due 9/01/2013 (i)                                                   930
                 AAA      NR*     5,865    Los Angeles, California, Department of Water and Power,
                                           Electric Plant Revenue Bonds, RIB, Series 144, 7.68% due
                                           6/15/2025 (a)(f)                                                        5,673

Colorado--4.9%   NR*      NR*     1,700    Colorado Post-Secondary Educational Facilities Authority
                                           Revenue Bonds (Colorado Ocean Journey Inc. Project),
                                           8.30% due 12/01/2017                                                    1,946
                 BBB+     Baa1    2,000    Denver, Colorado, City and County Airport Revenue Bonds,
                                           AMT, Series D, 7.75% due 11/15/2013                                     2,378
                 NR*      NR*     3,000    Denver, Colorado, Urban Renewal Authority, Tax Increment and
                                           Allocation Bonds, AMT, 7.75% due 9/01/2017                              3,336
                                           San Miguel County, Colorado, GO, Refunding (Mountain Village
                                           Metropolitan District):
                 NR*      NR*     1,350      8.10% due 12/01/2002 (d)                                              1,512
                 NR*      NR*       650      8.10% due 12/01/2011                                                    713


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                S&P     Moody's   Face                                                                            Value
State         Ratings   Ratings  Amount                             Issue                                       (Note 1a)
Connecticut      BB-      Ba1    $6,250    Connecticut State Development Authority, PCR, Refunding
--4.7%                                     (Connecticut Light & Power Company), Series A, 5.85% due
                                           9/01/2028                                                            $  5,862
                 NR*      NR*     1,500    Connecticut State Health and Educational Facilities Authority
                                           Revenue Bonds (Edgehill Issue), Series A, 6.875% due 7/01/2027          1,561
                 NR*      B1      1,805    New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                           Corporation Project), 9.25% due 5/01/2017                               1,938

Florida--2.2%    NR*      NR*       970    Florida, Arbor Greene Community Development District,
                                           Special Assessment Revenue Bonds, 7.60% due 5/01/2018                   1,020
                 NR*      NR*     1,000    Florida, Grand Haven Community Development District,
                                           Special Assessment Bonds, Series B, 6.90% due 5/01/2019                 1,011
                 NR*      NR*     2,500    Orlando, Florida, Special Assessment Bonds (Conroy Road
                                           Interchange Project), Series A, 5.80% due 5/01/2026                     2,313

Georgia--2.1%    NR*      NR*     1,920    Atlanta, Georgia, Urban Residential Finance Authority,
                                           M/F Mortgage Revenue Bonds (Northside Plaza Apartments
                                           Project), AMT, 9.75% due 11/01/2020                                     2,027
                 NR*      NR*     1,950    Hancock County, Georgia, COP, 8.50% due 4/01/2015                       2,197

Illinois--5.6%   BBB-     Baa1    4,000    Chicago, Illinois, O'Hare International Airport, Special Facility
                                           Revenue Refunding Bonds (American Airlines Inc. Project),
                                           8.20% due 12/01/2024                                                    4,536
                 NR*      NR*     3,195    Illinois Development Finance Authority, Primary Health Care
                                           Centers Facilities, Acquisition Program Revenue Bonds,
                                           7.75% due 12/01/2016                                                    3,423
                 NR*      NR*     2,000    Illinois Educational Facilities Authority, Revenue Refunding
                                           Bonds (Chicago Osteopathic Health System), 7.25% due
                                           11/15/2019 (d)                                                          2,356
                 BBB      NR*     1,000    Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                           (Sales Tax--Landings Redevelopment), 7% due 12/01/2008                  1,069

Indiana--1.8%    A+       NR*     1,500    Indiana Bond Bank Revenue Bonds, Special Hospital Program
                                           (Hendricks Community Hospital), Series A, 7.125% due 4/01/2013          1,598
                 NR*      NR*     2,000    Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                           Project), Series B, 7.50% due 10/01/2029                                1,995

Iowa--0.9%       NR*      NR*     1,500    Iowa Finance Authority, Health Care Facilities Revenue Bonds
                                           (Care Initiatives Project), 9.25% due 7/01/2025                         1,897

Kentucky--3.0%   NR*      NR*     1,850    Kenton County, Kentucky, Airport Board, Special Facilities
                                           Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                           6.70% due 7/01/2029 (j)                                                 1,836
                 AAA      Aaa     3,800    Louisville, Kentucky, Hospital Revenue Refunding Bonds,
                                           INFLOS, 9.338% due 10/01/2014 (c)(f)                                    4,280

Louisiana--1.5%  CC       NR*     3,000    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                           Company Project), 7.50% due 7/01/2013                                   3,015

Maryland--2.6%   NR*      NR*     5,000    Maryland State Energy Financing Administration, Limited
                                           Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                           AMT, 7.40% due 9/01/2019                                                5,298


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                S&P     Moody's   Face                                                                            Value
State         Ratings   Ratings  Amount                             Issue                                       (Note 1a)
Massachusetts    NR*      NR*    $1,145    Boston, Massachusetts, Industrial Development Financing
--9.2%                                     Authority, Solid Waste Disposal Facility Revenue Bonds
                                           (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                       $  1,248
                                           Massachusetts State Health and Educational Facilities Authority
                                           Revenue Bonds:
                 NR*      NR*     1,690      (New England Memorial Hospital Project), Series C, 7% due
                                             4/01/2014                                                               532
                 A        NR*     4,500      (Schepens Eye Research Project), Series A, 6.50% due
                                             7/01/2028                                                             4,713
                                           Massachusetts State Health and Educational Facilities Authority,
                                           Revenue Refunding Bonds:
                 NR*      Ca      3,000      (New England Memorial Hospital), Series B, 6.125% due
                                             7/01/2013                                                               945
                 AAA      NR*     2,500      (Stonehill College), RIB, Series 80, 6.905% due 7/01/2028 (c)(f)      2,123
                 AAA      Ba1     1,600    Massachusetts State Industrial Finance Agency Revenue Bonds
                                           (Vinfen Corporation), 7.10% due 11/15/2003 (d)                          1,791
                 NR*      AAA     1,675    Massachusetts State Industrial Finance Agency, Revenue
                                           Refunding Bonds (Bay Cove Human Services Inc.), 8.375%
                                           due 4/01/2004 (d)                                                       1,927
                 NR*      NR*     5,000    Massachusetts State Port Authority, Special Project Revenue
                                           Bonds (Harborside Hyatt Project), AMT, 10% due 3/01/2026                5,363

Mississippi      NR*      NR*     2,375    Mississippi Development Bank, Special Obligation Revenue
--1.2%                                     Refunding Bonds (Diamond Lakes Utilities), Series A,
                                           6.25% due 12/01/2017                                                    2,396

Nevada--1.0%     BBB+     Baa1    2,500    Henderson, Nevada, Health Care Facility Revenue Bonds
                                           (Catholic Healthcare West--St. Rose Dominican Hospital),
                                           5.125% due 7/01/2028                                                    2,052

New Jersey                                 Camden County, New Jersey, Improvement Authority, Lease
--12.5%                                    Revenue Bonds (Holt Hauling & Warehousing), AMT, Series A:
                 BB-      NR*     4,600      9.625% due 1/01/2011                                                  5,393
                 BB-      NR*     2,000      9.875% due 1/01/2021                                                  2,369
                 B-       B2      4,000    Camden County, New Jersey, Pollution Control Financing
                                           Authority, Solid Waste Resource Recovery Revenue Bonds,
                                           Series D, 7.25% due 12/01/2010                                          3,904
                 B-       B2      6,000    Camden County, New Jersey, Pollution Control Financing
                                           Authority, Solid Waste Resource Recovery Revenue Refunding
                                           Bonds, AMT, Series A, 7.50% due 12/01/2010                              5,860
                 NR*      NR*     3,000    New Jersey EDA, Economic Development Revenue Bonds
                                           (Glimcher Properties LP Project), AMT, 6% due 11/01/2028                2,893
                 NR*      NR*     1,500    New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                           7% due 10/01/2014                                                       1,595
                 BBB-     NR*     1,500    New Jersey EDA, Revenue Bonds, First Mortgage (Fellowship
                                           Village Project), Series C, 5.50% due 1/01/2028                         1,323
                 NR*      NR*     2,000    New Jersey EDA, Revenue Refunding Bonds, First Mortgage
                                           (Franciscan Oaks Project), 5.75% due 10/01/2023                         1,900


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                S&P     Moody's   Face                                                                            Value
State         Ratings   Ratings  Amount                             Issue                                       (Note 1a)
New              B        B2     $1,000    Farmington, New Mexico, PCR, Refunding (Tucson Electric
Mexico--0.5%                               Power Co.--San Juan Project), Series A, 6.95% due 10/01/2020         $  1,046

New York--1.9%   A1+      VMIG1++   100    Long Island Power Authority, New York, Electric System
                                           Revenue Bonds, VRDN, Sub-Series 7, 2.80% due 4/01/2025 (c)(g)             100
                                           Utica, New York, GO, Public Improvement:
                 CCC      B2        635      8.50% due 8/15/2007                                                     718
                 CCC      B2        635      8.50% due 8/15/2008                                                     718
                 CCC      B2        500      8.50% due 8/15/2009                                                     565
                 CCC      B2        500      8.50% due 8/15/2010                                                     565
                 CCC      B2        500      8.50% due 8/15/2011                                                     565
                 CCC      B2        500      8.50% due 8/15/2012                                                     565

Ohio--5.3%       NR*      A2      1,000    Butler County, Ohio, Hospital Facilities Revenue Refunding and
                                           Improvement Bonds (Middletown Hospital), 5% due 11/15/2028                868
                 BB       Ba2     6,800    Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                           (Continental Airlines Inc. Project), AMT, 5.70% due
                                           12/01/2019 (k)                                                          6,318
                 NR*      NR*     2,500    Franklin County, Ohio, Health Care Facilities, Revenue Refunding
                                           Bonds (Ohio Presbyterian Services), 5.50% due 7/01/2017                 2,343
                 AAA      Aaa     1,050    Ohio HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series A,
                                           9.973% due 3/24/2031 (b)(f)                                             1,131

Oregon--1.6%     NR*      NR*     1,000    Western Generation Agency, Oregon, Cogeneration Project
                                           Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                           7.40% due 1/01/2016                                                     1,062
                 B-       NR*     1,955    Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                           Corporation Project), 8% due 12/01/2003                                 2,084

Pennsylvania--   NR*      NR*     2,000    Lehigh County, Pennsylvania, General Purpose Authority,
9.6%                                       Revenue Refunding Bonds (Kidspeace Obligation Group), 6%
                                           due 11/01/2023                                                          1,874
                 BBB-     NR*     5,000    McKean County, Pennsylvania, Hospital Authority, Hospital
                                           Revenue Bonds (Bradford Hospital Project), 8.875% due
                                           10/01/2020                                                              5,344
                                      5    Northhampton Pulp LLC (h)(i)                                              675
                 NR*      NR*     3,270    Pennsylvania Economic Development Financing Authority, Exempt
                                           Facilities Revenue Bonds (National Gypsum Company), AMT,
                                           Series A, 6.25% due 11/01/2027                                          3,201
                 NR*      NR*     5,000    Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                           Development, AMT, 7.75% due 12/01/2017                                  5,427
                 NR*      NR*     3,125    Philadelphia, Pennsylvania, Authority for Industrial Development,
                                           Health Care Facility Revenue Refunding Bonds (Paul's Run),
                                           Series A, 5.875% due 5/15/2028                                          2,809

South Carolina   NR*      NR*     2,000    South Carolina Jobs Economic Development Authority, Health
--1.0%                                     Facilities Revenue Bonds, First Mortgage (Lutheran Homes
                                           Project), 6.625% due 5/01/2028                                          1,929

Texas--4.7%      BB       Ba1     3,000    Houston, Texas, Airport System Revenue Bonds (Special
                                           Facilities--Continental Airlines), AMT, Series C, 6.125% due
                                           7/15/2027                                                               2,865
                 BB-      Ba1     6,500    Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                           Semiconductor), AMT, 6.375% due 4/01/2027                               6,576

Utah--1.7%       NR*      NR*     3,200    Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                           AMT, Series A, 7.55% due 7/01/2027                                      3,404

Vermont--0.8%    NR*      NR*     1,500    Vermont Educational and Health Buildings Financing Agency,
                                           Revenue Refunding Bonds (College of Saint Joseph Project),
                                           8.50% due 11/01/2024                                                    1,671


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                S&P     Moody's   Face                                                                            Value
State         Ratings   Ratings  Amount                             Issue                                       (Note 1a)
Virginia--8.5%   NR*      NR*  $  2,500    Dulles Town Center Community Development Authority, Virginia,
                                           Special Assessment Tax (Dulles Town Center Project), 6.25% due
                                           3/01/2026                                                            $  2,451
                 NR*      NR*     4,560    Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                           (Port Facility-Zeigler Coal), 6.90% due 5/02/2022                       4,492
                 NR*      NR*     2,000    Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds
                                           (Exempt-Facility), AMT, Series A, 7.50% due 1/01/2014                   2,137
                                           Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                           Bonds:
                 NR*      Ba1     5,500      1st Tier, Sub-Series C, 6.25%** due 8/15/2027                           846
                 NR*      Ba1     9,000      1st Tier, Sub-Series C, 6.250%** due 8/15/2035                          810
                 BBB-     Baa3   48,400      Senior Series B, 5.95%** due 8/15/2031                                6,445


Total Investments (Cost--$202,052)--99.4%                                                                        200,295

Other Assets Less Liabilities--0.6%                                                                                1,279
                                                                                                                --------
Net Assets--100.0%                                                                                              $201,574
                                                                                                                ========


(a)FSA Insured.
(b)GNMA Collateralized.
(c)MBIA Insured.
(d)Prerefunded.
(e)Escrowed to maturity.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1999.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1999.
(h)Represents an equity interest in the reorganization of Ponderosa Fibres PA. The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(i)Non-income producing security.
(j)This issue will begin to accrue interest on September 21, 1999.
(k)This issue will begin to accrue interest on September 2, 1999.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   Ratings of issues shown have not been audited by Deloitte &
   Touche LLP.


See Notes to Financial Statements.



QUALITY PROFILE


The quality ratings of securities in the Fund as of August 31, 1999 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                3.2%
A/A                                    3.6
BBB/Baa                               11.5
BB/Ba                                 15.4
B/B                                   13.5
CC/Ca                                  2.0
CCC/Caa                                0.9
NR (Not Rated)                        42.7
Other++                                6.6

[FN]
++Temporary investments in short-term municipal securities.



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1999
Assets:             Investments, at value (identified cost--$202,052,157) (Note 1a)                         $200,295,256
                    Cash                                                                                         149,062
                    Receivables:
                      Securities sold                                                      $  6,732,916
                      Interest                                                                3,757,959
                      Capital shares sold                                                        14,504       10,505,379
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          17,301
                                                                                                            ------------
                    Total assets                                                                             210,966,998
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    8,524,447
                      Dividends to shareholders (Note 1f)                                       370,750
                      Investment adviser (Note 2)                                               161,979
                      Administration (Note 2)                                                    42,626        9,099,802
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       293,454
                                                                                                            ------------
                    Total liabilities                                                                          9,393,256
                                                                                                            ------------

Net Assets:         Net assets                                                                              $201,573,742
                                                                                                            ============

Net Assets          Common stock, $.10 par value, 200,000,000 shares authorized                             $  1,968,251
Consist of:         Paid-in capital in excess of par                                                         204,513,254
                    Accumulated distributions in excess of realized capital
                    gains--net (Note 1f)                                                                      (3,150,862)
                    Unrealized depreciation on investments--net                                               (1,756,901)
                                                                                                            ------------
                    Net assets--Equivalent to $10.24 per share based on 19,682,514
                    shares of capital outstanding                                                           $201,573,742
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                     For the Year Ended
                                                                                                         August 31, 1999
Investment          Interest and amortization of premium and discount earned                                $ 14,701,467
Income
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,138,848
                    Administrative fees (Note 2)                                                562,855
                    Transfer agent fees (Note 2)                                                113,992
                    Printing and shareholder reports                                             99,665
                    Professional fees                                                            86,456
                    Accounting services (Note 2)                                                 74,013
                    Advertising                                                                  68,007
                    Registration fees (Note 1e)                                                  67,305
                    Directors' fees and expenses                                                 27,231
                    Custodian fees                                                               21,154
                    Pricing services                                                             14,204
                    Other                                                                         8,476
                                                                                           ------------
                    Total expenses                                                                             3,282,206
                                                                                                            ------------
                    Investment income--net                                                                    11,419,261
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (569,093)
Unrealized          Change in unrealized appreciation/depreciation on
Loss on             investments--net                                                                         (17,755,283)
Investments--Net                                                                                            ------------
(Notes 1b,          Net Decrease in Net Assets Resulting from Operations                                    $ (6,905,115)
1d & 3):                                                                                                    ============

                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                  For the Year
                                                                                                 Ended August 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                                 $ 11,419,261     $ 12,113,461
                    Realized gain (loss)on investments--net                                    (569,093)       5,912,960
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (17,755,283)         (11,712)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               (6,905,115)      18,014,709
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                  (11,419,261)     (12,113,461)
Distributions to    Realized gain on investments--net                                        (3,642,201)      (3,774,165)
Shareholders        In excess of realized gain on investments--net                           (3,150,862)              --
(Note 1f):                                                                                 ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (18,212,324)     (15,887,626)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions        capital shares transactions                                              (7,021,727)      19,965,690
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (32,139,166)      22,092,773
                    Beginning of year                                                       233,712,908      211,620,135
                                                                                           ------------     ------------
                    End of year                                                            $201,573,742     $233,712,908
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of  year               $  11.46   $  11.34  $  10.94  $  10.97   $  10.92
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .55        .61       .65       .66        .65
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.89)       .32       .44      (.03)       .23
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.34)       .93      1.09       .63        .88
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.55)      (.61)     (.65)     (.66)      (.65)
                      Realized gain on investments--net                   (.18)      (.20)     (.04)       --       (.15)
                      In excess of realized gain on
                      investments--net                                    (.15)        --        --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.88)      (.81)     (.69)     (.66)      (.83)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.24   $  11.46  $  11.34  $  10.94   $  10.97
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (3.16%)     8.43%    10.20%     5.81%      8.68%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.46%      1.48%     1.44%     1.50%      1.52%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.07%      5.37%     5.83%     5.90%      6.11%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of  year (in thousands)           $201,574   $233,713  $211,620  $199,552   $198,575
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  39.53%     36.45%    43.07%    28.54%     21.28%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effect of the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLAM whereby the Fund pays a monthly fee at an annual rate of
 .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 1999, Merrill Lynch Funds Distributor ("MLFD"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidary of Merrill Lynch Group, Inc., earned early withdrawal charges of $81,349 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999 were $89,156,826 and $104,589,469, respectively.

Net realized losses for the year ended August 31, 1999 and net unrealized losses as of August 31, 1999 were as follows:


                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments               $(569,093)   $(1,756,901)
                                    ---------    -----------
Total                               $(569,093)   $(1,756,901)
                                    =========    ===========


As of August 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,758,352, of which $8,193,949 related to appreciated securities and $9,952,301 related to depreciated securities. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $202,053,608.

4. Capital Shares Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                  Dollar
August 31, 1999                       Shares        Amount

Shares sold                         1,231,384   $ 13,670,459
Shares issued to share-
holders in reinvestment of
dividends and distributions           732,001      7,958,787
                                   ----------   ------------
Total issued                        1,963,385     21,629,246
Shares tendered                    (2,680,943)   (28,650,973)
                                   ----------   ------------
Net decrease                         (717,558)  $ (7,021,727)
                                   ==========   ============


For the Year Ended                                  Dollar
August 31, 1998                       Shares        Amount

Shares sold                         3,217,057   $ 36,818,498
Shares issued to share-
holders in reinvestment of
dividends and distributions           584,495      6,683,580
                                   ----------   ------------
Total issued                        3,801,552     43,502,078
Shares tendered                    (2,056,458)   (23,536,388)
                                   ----------   ------------
Net increase                        1,745,094   $ 19,965,690
                                   ==========   ============


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch High Income Municipal
Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 5, 1999
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by Merrill Lynch High Income Municipal Bond Fund, Inc. during its taxable year ended August 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions by the Fund during the year:


                                        Ordinary       Long-Term
      Record            Payable         Taxable         Capital
       Date               Date           Income          Gains*

     12/22/98           12/31/98        $.064703       $.263303

[FN]
*This entire distribution is subject to the 20% tax rate.

Please retain this information for your records.



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1999



ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
ArthurZeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863